Exhibit 99.2

November 14th, 2006 Third Quarter Results Rockwood Holdings/NYA102428p1.ppt 11/14/2006 4:27 AM (1)

Forward Looking StatementsThis conference call may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in its Form 10-K on file with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Where to Find Materials/Archives A replay of the conference call will be available through November 21, 2006 at (800) 475-6701 in the U.S., access code: 844642, and internationally at (320) 365-3844, access code: 844642. The webcast and the materials will also be archived on our website at www.rocksp.com or www.rockwoodspecialties.com and are accessible by clicking on “Company News.”

Agenda Yr 2006 Third Quarter and Year-to-Date Highlights Yr 2006 Third Quarter and Year-to-Date Results Financial Summary Appendices

Yr 2006 Third Quarter and Year-to-Date Highlights

Third Quarter Highlights Solid third quarter performance. Achieved revenue growth of 7.2% including 2.6% price increase; Adjusted EBITDA was $147M, up 5.4% vs. last year. Generated $90M of normalized free cash flow. Leverage ratio improved to 4.6x. Adjusted EBITDA increase driven by strong performance in Specialty Chemicals and continued improvement in Compounds and Electronics. High copper costs represent the greatest negative cost impact. Continued strong overall volume growth. Continued improvement in productivity and cost control helps achieve near 18% adjusted EBITDA margin. Signed definitive Timber JV agreement with Rohm & Haas.

Yr 2006 Third Quarter and Year-to-Date Summary

($M)	3rd Quarter Yr 2006	3rd Quarter Yr 2005	3rd Quarter Change	3rd Quarter FX Adj. Change [b]	Year-to-Date Yr 2006	Year-to-Date Yr 2005	Year-to-Date Change	Year-to-Date FX Adj. Change [b]
Net Sales	$ 827.0	$ 771.7	7.2%	4.4%	$ 2,495.4	$ 2,358.8	5.8%	6.9%
Adjusted EBITDA[a]	147.6	140.0	5.4%	2.4%	462.5	433.7	6.6%	7.9%
Net Income	21.4	(13.3)	NA	NA	98.5	113.6	NA	NA
EPS (Diluted) [c]	0.29	(0.25)	NA	NA	1.31	1.98	NA	NA

(a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(b) Excluding the impact of foreign exchange. See Appendices.

(c) For the third quarter, Yr 2006 based on share count of 74,915. Yr 2005 based on share count of 61,845. For September YTD, Yr 2006 based on share count of 75,001; Yr 2005 based on share count of 55,092.

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Yr 2006 Third Quarter and Year-to-Date Results

Consolidated Results

@ Actual Rates	Net Sales				Adj. EBITDA [a]			
($ in Millions)	Yr 2006	Yr 2005	*% Change*	*FX Adj % Change* [b]	Yr 2006	Yr 2005	*% Change*	*FX Adj % Change* [b]
3rd Quarter	$ 827.0	$ 771.7	7.2%	4.4%	$ 147.6	$ 140.0	5.4%	2.4%
Adj. EBITDA Margin					17.8%	18.1%	*-0.3 ppt*	
Year-to-Date	$ 2,495.4	$ 2,358.8	5.8%	6.9%	$ 462.5	$ 433.7	6.6%	7.9%
Adj. EBITDA Margin					18.5%	18.4%	*0.1 ppt*	

(a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(b) Excluding the impact of foreign exchange. See Appendices.

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Net Sales Growth 3rd Quarter Net Sales % Change ($M) Yr 2006 Qtr 3 $ 827.0 Yr 2005 Qtr 3 771.7 Change $ 55.3 7.2% Due to (Approx.):  Pricing 19.8 2.6% Currency 21.4 2.8% Volume/Mix 14.1 1.8% Year-to-Date($M)Net Sales% ChangeYr 2006 YTD2,495.4$ Yr 2005 YTD2,358.8Change136.6$ 5.8%Due to (Approx.):Pricing51.22.2%Currency(26.0)-1.1%Volume/Mix111.94.7%

Results By Segment – Third Quarter

@ *Actual Rates*	Net Sales				Adj. EBITDA [a]			
($M)	Q3 2006	Q3 2005	% Change	FX Adj % Change [b]	Q3 2006	Q3 2005	% Change	FX Adj % Change [b]
Specialty Chemicals	$ 225.5	$ 202.6	11.3%	8.7%	$ 49.0	$ 40.8	20.1%	17.6%
Performance Additives	192.4	170.7	12.7%	11.4%	31.3	36.9	(15.2%)	(16.3%)
Titanium Dioxide Pigments	111.2	106.6	4.3%	(0.2%)	23.2	21.5	7.9%	2.8%
Advanced Ceramics	95.6	95.3	0.3%	(3.6%)	25.8	24.5	5.3%	0.8%
Groupe Novasep	87.2	92.0	(5.2%)	(9.2%)	13.9	12.3	13.0%	8.9%
Specialty Compounds	62.1	57.6	7.8%	6.3%	8.2	6.6	24.2%	21.2%
Electronics	53.0	46.9	13.0%	11.3%	9.6	7.7	24.7%	23.4%
Corporate					(13.4)	(10.3)	(30.1%)	(28.2%)
Total Rockwood	**$ 827.0**	**$ 771.7**	7.2%	4.4%	**$ 147.6**	**$ 140.0**	5.4%	2.4%
Adj. EBITDA Margin					**17.8%**	**18.1%**	-0.3 ppt	

(a) A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices.

(b) Excluding the impact of foreign exchange. See Appendices.

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Results By Segment – Year-to-Date

@ *Actual Rates*	Net Sales				Adj. EBITDA [a]			
($M)	YTD 2006	YTD 2005	*% Change*	*FX Adj % Change* [b]	YTD 2006	YTD 2005	*% Change*	*FX Adj % Change* [b]
Specialty Chemicals	$ 685.6	$ 642.3	*6.7%*	*8.1%*	$ 151.1	$ 133.2	*13.4%*	*14.9%*
Performance Additives	587.7	520.3	*13.0%*	*13.4%*	107.4	118.3	*(9.2%)*	*(8.8%)*
Titanium Dioxide Pigments	330.4	320.3	*3.2%*	*4.9%*	65.9	64.5	*2.2%*	*3.6%*
Advanced Ceramics	286.3	283.6	*1.0%*	*2.2%*	75.0	70.0	*7.1%*	*8.4%*
Groupe Novasep	260.0	279.9	*(7.1%)*	*(5.4%)*	49.6	35.3	*40.5%*	*43.3%*
Specialty Compounds	191.4	177.8	*7.6%*	*7.5%*	24.1	21.3	*13.1%*	*12.7%*
Electronics	154.0	134.6	*14.4%*	*15.3%*	27.9	20.5	*36.1%*	*37.1%*
Corporate					(38.5)	(29.4)	*(31.0%)*	*(31.3%)*
Total Rockwood	**$ 2,495.4**	**$ 2,358.8**	*5.8%*	*6.9%*	**$ 462.5**	**$ 433.7**	*6.6%*	*7.9%*
Adj. EBITDA Margin					**18.5%**	**18.4%**	*0.1 ppt*	

(a) A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices.

(b) Excluding the impact of foreign exchange. See Appendices.

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Specialty Chemicals

@ Actual Rates	Net Sales				Adj. EBITDA [a]			
($ in Millions)	Yr 2006	Yr 2005	% Change	FX Adj % Change [b]	Yr 2006	Yr 2005	% Change	FX Adj % Change [b]
3rd Quarter	225.5	202.6	11.3%	8.7%	49.0	40.8	20.1%	17.6%
Adj. EBITDA Margin					21.7%	20.1%	1.6 ppt	
Year-to-Date	685.6	642.3	6.7%	8.1%	151.1	133.2	13.4%	14.9%
Adj. EBITDA Margin					22.0%	20.7%	1.3 ppt	

- Outstanding results in both Surface Treatment and Fine Chemicals businesses.
- Surface Treatment favorably impacted by higher selling price and growth in all markets, particularly in steel as well as general industrial applications.
- Fine Chemicals improved sales driven by strong pricing in lithium salts and higher volume to pharmaceutical applications.

(a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.
(b) Excluding the impact of foreign exchange. See Appendices.

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Performance Additives

@ Actual Rates	Net Sales				Adj. EBITDA [a]			
($ in Millions)	Yr 2006	Yr 2005	% Change	FX Adj % Change [b]	Yr 2006	Yr 2005	% Change	FX Adj % Change [b]
3rd Quarter	192.4	170.7	12.7%	11.4%	31.3	36.9	(15.2%)	(16.3%)
Adj. EBITDA Margin					16.3%	21.6%	-5.3 ppt	
Year-to-Date	587.7	520.3	13.0%	13.4%	107.4	118.3	(9.2%)	(8.8%)
Adj. EBITDA Margin					18.3%	22.7%	-4.4 ppt	

- Net Sales increase driven by strong volume in Clay-based Additives, Water Treatment and price increases in Color Pigments and Clay-based Additives:
  - Higher sales due to Oilfields, Coatings & Ink and Sud-Chemie acquisition benefited Clay-based Additives.
  - Pool and Spa chemicals drove the improved results in Water Treatment.
  - Color Pigments compensated for the negative impact of higher raw materials and energy costs through higher selling price.
- Timber Treatment has been adversely impacted by higher copper and MEA prices which contributed to the segment's lowered Adjusted EBITDA.

(a) A reconciliation of net income before taxes to Adjusted EBITDA is provided. See Appendices.
(b) Excluding the impact of foreign exchange. See Appendices.

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Copper Price (COMEX Month-End)



($/lb)
Yr 2003
Yr 2004
Yr 2005
Yr 2006
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
Jan
Mar
May
Jul
Sep
Nov
Jan
Mar
May
Jul
Sep
Nov
Jan
Mar
May
Jul
Sep
Nov
Jan
Mar
May
Jul
Sep

- $1/1b change in copper price translates to about $20M of profit impact.

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Titanium Dioxide Pigments

@ Actual Rates	Net Sales				Adj. EBITDA [a]			
($ in Millions)	Yr 2006	Yr 2005	% Change	FX Adj % Change [b]	Yr 2006	Yr 2005	% Change	FX Adj % Change [b]
3rd Quarter	111.2	106.6	4.3%	(0.2%)	23.2	21.5	7.9%	2.8%
Adj. EBITDA Margin					20.9%	20.2%	0.7 ppt	
Year-to-Date	330.4	320.3	3.2%	4.9%	65.9	64.5	2.2%	3.6%
Adj. EBITDA Margin					19.9%	20.1%	-0.2 ppt	

- For Qtr 3, increased selling price and cost reduction more than offset volume decrease and higher raw materials and energy costs.
- For year to date, strong volume, price and favorable mix drove the positive results.

(a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.
(b) Excluding the impact of foreign exchange. See Appendices.

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Advanced Ceramics

@ Actual Rates	Net Sales				Adj. EBITDA [a]			
($ in Millions)	Yr 2006	Yr 2005	% Change	FX Adj % Change[b]	Yr 2006	Yr 2005	% Change	FX Adj % Change[b]
3rd Quarter	95.6	95.3	0.3%	(3.6%)	25.8	24.5	5.3%	0.8%
Adj. EBITDA Margin					27.0%	25.7%	1.3 ppt	
Year-to-Date	286.3	283.6	1.0%	2.2%	75.0	70.0	7.1%	8.4%
Adj. EBITDA Margin					26.2%	24.7%	1.5 ppt	

- Strong sales in Electronics and Mechanical applications were offset by lower sales in Medical applications. Demand in Medical applications negatively impacted by customers' FDA approval delays and inventory reduction.
- Year to date, profit improved driven by higher volume and productivity improvement.

(a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.
(b) Excluding the impact of foreign exchange. See Appendices.

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Groupe Novasep Net Sales decreased due to the divestiture of Rohner AG (divested in March, 2006). Improved Adjusted EBITDA due to Rohner divestiture and restructuring efforts. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual RatesNet SalesAdj. EBITDA (a)FX AdjFX Adj($ in Millions)Yr 2006Yr 2005% Change% Change(b)Yr 2006Yr 2005% Change% Change(b)3rd Quarter87.292.0(5.2%)(9.2%)13.912.313.0%8.9%Adj. EBITDA Margin15.9%13.4%2.5 pptYear-to-Date260.0279.9(7.1%)(5.4%)49.635.340.5%43.3%Adj. EBITDA Margin19.1%12.6%6.5 ppt

Specialty Compounds

@ Actual Rates	Net Sales				Adj. EBITDA [a]			
($ in Millions)	Yr 2006	Yr 2005	*% Change*	*FX Adj % Change*[b]	Yr 2006	Yr 2005	*% Change*	*FX Adj % Change*[b]
3rd Quarter	62.1	57.6	7.8%	6.3%	8.2	6.6	24.2%	21.2%
Adj. EBITDA Margin					13.2%	11.5%	1.7 ppt	
Year-to-Date	191.4	177.8	7.6%	7.5%	24.1	21.3	13.1%	12.7%
Adj. EBITDA Margin					12.6%	12.0%	0.6 ppt	

- Higher selling price and favorable product mix more than offset higher raw materials costs related to PVC resin and AOM.

(a) A reconciliation of Net income before taxes to Adjusted EBITDA is provided. See Appendices.

(b) Excluding the impact of foreign exchange. See Appendices.

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Electronics

@ Actual Rates	Net Sales				Adj. EBITDA [a]			
($ in Millions)	Yr 2006	Yr 2005	% Change	FX Adj % Change [b]	Yr 2006	Yr 2005	% Change	FX Adj % Change [b]
3rd Quarter	53.0	46.9	13.0%	11.3%	9.6	7.7	24.7%	23.4%
Adj. EBITDA Margin					18.1%	16.4%	1.7 ppt	
Year-to-Date	154.0	134.6	14.4%	15.3%	27.9	20.5	36.1%	37.1%
Adj. EBITDA Margin					18.1%	15.2%	2.9 ppt	

- Strong growth in global semiconductor and printed circuit board industry drove the sharply improved Electronics segment results.
  - Significant volume increases in Electronic Chemicals and Photomasks.
- Benefits of the restructuring in Wafer Reclaim continued to impact the bottom line.

(a) A reconciliation of Net income before taxes to Adjusted EBITDA is provided. See Appendices.

(b) Excluding the impact of foreign exchange. See Appendices.

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Results By Segment – Year-to-Date

@ Actual Rates	Net Sales				Adj. EBITDA [a]			
($M)	YTD 2006	YTD 2005	% Change	FX Adj % Change [b]	YTD 2006	YTD 2005	% Change	FX Adj % Change [b]
Specialty Chemicals	$ 685.6	$ 642.3	6.7%	8.1%	$ 151.1	$ 133.2	13.4%	14.9%
Performance Additives	587.7	520.3	13.0%	13.4%	107.4	118.3	(9.2%)	(8.8%)
Titanium Dioxide Pigments	330.4	320.3	3.2%	4.9%	65.9	64.5	2.2%	3.6%
Advanced Ceramics	286.3	283.6	1.0%	2.2%	75.0	70.0	7.1%	8.4%
Groupe Novasep	260.0	279.9	(7.1%)	(5.4%)	49.6	35.3	40.5%	43.3%
Specialty Compounds	191.4	177.8	7.6%	7.5%	24.1	21.3	13.1%	12.7%
Electronics	154.0	134.6	14.4%	15.3%	27.9	20.5	36.1%	37.1%
Corporate					(38.5)	(29.4)	(31.0%)	(31.3%)
Total Rockwood	$ 2,495.4	$ 2,358.8	5.8%	6.9%	$ 462.5	$ 433.7	6.6%	7.9%
Adj. EBITDA Margin					18.5%	18.4%	0.1 ppt	

(a) A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices.

(b) Excluding the impact of foreign exchange. See Appendices.

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Financial Summary

Yr 2006 Third Quarter and Year-to-Date Summary

	3rd Quarter				Year-to-Date			
($M)	Yr 2006	Yr 2005	*Change*	*FX Adj. Change* (b)	Yr 2006	Yr 2005	*Change*	*FX Adj. Change* (b)
Net Sales	$ 827.0	$ 771.7	7.2%	4.4%	$ 2,495.4	$ 2,358.8	5.8%	6.9%
Adjusted EBITDA (a)	147.6	140.0	5.4%	2.4%	462.5	433.7	6.6%	7.9%
Net Income	21.4	(13.3)	NA	NA	98.5	113.6	NA	NA
EPS (Diluted) (c)	0.29	(0.25)	NA	NA	1.31	1.98	NA	NA

(a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(b) Excluding the impact of foreign exchange. See Appendices.

(c) For the third quarter, Yr 2006 based on share count of 74,915. Yr 2005 based on share count of 61,845. For September YTD, Yr 2006 based on share count of 75,001; Yr 2005 based on share count of 55,092.

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23

Results By Segment – Third Quarter

@ *Actual Rates*	Net Sales				Adj. EBITDA [a]			
($M)	Q3 2006	Q3 2005	% Change	FX Adj % Change [b]	Q3 2006	Q3 2005	% Change	FX Adj % Change [b]
Specialty Chemicals	$ 225.5	$ 202.6	11.3%	8.7%	$ 49.0	$ 40.8	20.1%	17.6%
Performance Additives	192.4	170.7	12.7%	11.4%	31.3	36.9	(15.2%)	(16.3%)
Titanium Dioxide Pigments	111.2	106.6	4.3%	(0.2%)	23.2	21.5	7.9%	2.8%
Advanced Ceramics	95.6	95.3	0.3%	(3.6%)	25.8	24.5	5.3%	0.8%
Groupe Novasep	87.2	92.0	(5.2%)	(9.2%)	13.9	12.3	13.0%	8.9%
Specialty Compounds	62.1	57.6	7.8%	6.3%	8.2	6.6	24.2%	21.2%
Electronics	53.0	46.9	13.0%	11.3%	9.6	7.7	24.7%	23.4%
Corporate					(13.4)	(10.3)	(30.1%)	(28.2%)
Total Rockwood	**$ 827.0**	**$ 771.7**	7.2%	4.4%	**$ 147.6**	**$ 140.0**	5.4%	2.4%
Adj. EBITDA Margin					**17.8%**	**18.1%**	-0.3 ppt	

(a) A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices.

(b) Excluding the impact of foreign exchange. See Appendices.

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Results By Segment – Year-to-Date

@ *Actual Rates*	Net Sales				Adj. EBITDA [a]			
($M)	YTD 2006	YTD 2005	*% Change*	*FX Adj % Change* [b]	YTD 2006	YTD 2005	*% Change*	*FX Adj % Change* [b]
Specialty Chemicals	$ 685.6	$ 642.3	*6.7%*	*8.1%*	$ 151.1	$ 133.2	*13.4%*	*14.9%*
Performance Additives	587.7	520.3	*13.0%*	*13.4%*	107.4	118.3	*(9.2%)*	*(8.8%)*
Titanium Dioxide Pigments	330.4	320.3	*3.2%*	*4.9%*	65.9	64.5	*2.2%*	*3.6%*
Advanced Ceramics	286.3	283.6	*1.0%*	*2.2%*	75.0	70.0	*7.1%*	*8.4%*
Groupe Novasep	260.0	279.9	*(7.1%)*	*(5.4%)*	49.6	35.3	*40.5%*	*43.3%*
Specialty Compounds	191.4	177.8	*7.6%*	*7.5%*	24.1	21.3	*13.1%*	*12.7%*
Electronics	154.0	134.6	*14.4%*	*15.3%*	27.9	20.5	*36.1%*	*37.1%*
Corporate					(38.5)	(29.4)	*(31.0%)*	*(31.3%)*
Total Rockwood	**$ 2,495.4**	**$ 2,358.8**	*5.8%*	*6.9%*	**$ 462.5**	**$ 433.7**	*6.6%*	*7.9%*
Adj. EBITDA Margin					**18.5%**	**18.4%**	*0.1 ppt*	

(a) A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices.

(b) Excluding the impact of foreign exchange. See Appendices.

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Consolidated Reconciliation of Net Income to Adjusted EBITDA($ in millions)2006200520062005Net income (loss)21.4$ (13.3)$ 98.5$ 113.6$ Income tax provision12.410.834.552.5Minority interest(3.4)(0.6)0.8(2.3)Income (loss) before taxes and minority interest30.4(3.1)133.8163.8Interest expense, net (a)60.855.4147.7177.6Depreciation and amortization 56.149.5165.2154.7Restructuring and related charges (b)1.72.93.99.2CCA litigation defense costs0.3(0.1)0.81.4Systems/organization establishment expenses 3.21.47.33.3Cancelled acquisition and disposal costs 0.4-1.30.6Inventory write-up reversal --0.93.1Management services agreement termination fee (c)-10.0-10.0Loss on early extinguishment of debt (c)-26.6-26.6Gains related to asset sales--(0.7)-Loss on sale of business--12.1-Foreign exchange gain, net(4.8)(2.1)(7.7)(116.1)Other (0.5)(0.5)(2.1)(0.5)Total Adjusted EBITDA 147.6$ 140.0$ 462.5$ 433.7$ Three months ended September 30,Nine months ended September 30,

Income Statement

($M)	Third Quarter			
		Yr 2006		Yr 2005
Net Sales	$	827.0	$	771.7
Gross Margin		247.3		233.5
Gross Margin %		*30%*		*30%*
Operating Income		86.1		76.8
Operating Income %		*10%*		*10%*
Interest Expense - DFC and Cash		(51.7)		(61.7)
Interest Expense - MTM of Swaps		(9.1)		6.3
Foreign Exchange Gain		4.8		2.1
Loss on Early Extinguishment of Debt		0.0		(26.6)
Other		0.3		0.0
Income Before Tax	$	30.4	$	(3.1)
Tax Provision		12.4		10.8
Net Income before Minority Interest	$	18.0	$	(13.9)
Minority Interest		3.4		0.6
Net Income	**$**	**21.4**	**$**	**(13.3)**

'05 includes $10M of Management Termination Fee

MTM of interest rate swaps. Loss in '06 while gain in '05

MTM of Euro denominated Debt. Gain in both '05 and '06 caused by weaker Euro vs. GBP

Cost associated with debt redemption during IPO in '05

Novasep Minority Interest. '06 increase due to final settlement on Rohner

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Interest Expense

($M)	Quarter 1 Actual	Quarter 2 Actual	Quarter 3 Actual	Quarter 4 Estimate	Full Year Estimate
MTM of Swaps (non-cash)[1]	(10.9)	(4.6)	9.1	NA	NA
Deferred Financing Cost (non-cash)[2]	2.3	2.4	2.5	2.5	9.7
Cash Interest on Existing Debt[2,3]	47.7	50.0	49.2	50.0	196.9
Total Interest Expense[4]	39.1	47.8	60.8	52.5	206.6

1. Non-cash impact of mark-to-market valuation of interest rate hedge instruments. Changes primarily driven by variation in short-term interest rates. No estimate provided at this time.
2. Quarter 4 interest estimates based on 9/30/2006 ending balance sheet Euro/US$ rate of 1.27. $0.10 change in Euro/$US exchange rates translate to approximately $1.8M of impact each quarter.
3. Assuming interest rates remain unchanged for the remainder of the year, based on 84% fixed rate debt and 16% floating rate debt.
4. Quarter 4 and full year estimates exclude the MTM of Swaps.

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ROCKWOOD HOLDINGS, INC. 28

Third Quarter Earnings Per Share ($M)Net IncomeEPS5Reported Net Income21.40.29Non-Recurring ItemsRestructuring1 1.10.01System Organization/Establishment Expenses2.00.03MTM Swaps (Gain)/Loss25.50.07FX (Gain)/Loss on Euro Debt3(3.4)(0.04)Other Miscellaneous One- Time Charges40.10.00Rohner Guarantee Settlement(3.3)(0.04)1Costs associated with restructuring efforts in Specialty Chemicals, Advanced Ceramics and Performance Additives.2P&L impact due to the market-to-market valuation of the interest swaps.3Results from the impact of the euro/GBP change on our euro-denominated debt.4Includes CCA litigation cost, cancelled acquisition and disposal costs, gain on disposal of assets and others.5Based on 74,915 diluted shares based on the Treasury Stock Method.Yr 2006 Qtr 3

Net Debt

($M)	12/31/2004	Leverage	12/31/2005	Leverage	9/30/2006	Leverage
B/S FX	1.36		1.18		1.27	
LTM Adj EBITDA [(a)]	$ 539.9		$ 570.9		$ 599.7	
Cash	111.3	0.21 x	102.2	0.18 x	70.0	0.12 x
Revolver	-		30.0	0.05 x	-	0.00 x
Term Loans	1,803.3	3.34 x	1,708.9	3.00 x	1,709.9	2.85 x
Assumed Debt	236.1	0.44 x	189.1	0.33 x	156.3	0.26 x
Net Sr. Debt	$ 1,928.1	3.57 x	$ 1,825.8	3.20 x	$ 1,796.2	2.99 x
PIK Notes/S. Disc. Notes	256.5	0.48 x	-	0.00 x	-	0.00 x
Sr. Sub.Notes 2011	375.0	0.70 x	273.4	0.48 x	273.4	0.46 x
Sr. Sub.Notes 2014	709.7	1.31 x	642.4	1.12 x	675.3	1.13 x
Net Debt	$ 3,269.3	6.06 x	$ 2,741.6	4.80x	$ 2,744.9	4.58 x [(b)]

(a) A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices.

(b) Covenant ratio calculated under senior credit agreement for Rockwood Specialties Group, Inc is 4.53x.

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ROCKWOOD HOLDINGS, INC. 30

Total Net Debt / LTM Adjusted EBITDA 4.04.55.05.56.06.57.0Dec-03Mar-04Jun-04Sep-04Dec-04Mar-05Jun-05Sep-05Dec-05Mar-06Jun-06Sep-06

Free Cash Flow ($M)Yr 2006 YTDAdjusted EBITDA462.5$ WC Change (a)(33.2)Cash Taxes(b)(24.2)Cash Interest(c)(146.9)Cash From Operating Activities (d)258.2CAPEX(e)(142.4)Free Cash Flow 115.8Free Cash Flow per Diluted Share$1.54(a) Includes changes in accounts receivable -$20.1M, inventories -$28.1M, prepaid expenses +$18.7M, accounts payable -$27.0M, income tax payable +$18.7M, and accrued expenses +5.4M. Allfigures net of the effect of foreign currency translation and impact of acquisitions and divestitures.(b)Equals tax provision of $34.5M minus deferred income tax of $10.3M.(c)See p. 28 of this presentation.(d)The operating cash flow of $246.7M in the 10-Q includes $11.5M of one-time costs including: restructuring charges, CCA litigation costs, system/organization establishment costs, cancelled acquisition and disposal costs, bad debt provision and other.(e)CAPEX net of proceeds on sale of property, plant and equipment.

Appendices

Consolidated Reconciliation of Net Income to Adjusted EBITDA($ in millions)2006200520062005Net income (loss)21.4$ (13.3)$ 98.5$ 113.6$ Income tax provision12.410.834.552.5Minority interest(3.4)(0.6)0.8(2.3)Income (loss) before taxes and minority interest30.4(3.1)133.8163.8Interest expense, net (a)60.855.4147.7177.6Depreciation and amortization 56.149.5165.2154.7Restructuring and related charges (b)1.72.93.99.2CCA litigation defense costs0.3(0.1)0.81.4Systems/organization establishment expenses 3.21.47.33.3Cancelled acquisition and disposal costs 0.4-1.30.6Inventory write-up reversal --0.93.1Management services agreement termination fee (c)-10.0-10.0Loss on early extinguishment of debt (c)-26.6-26.6Gains related to asset sales--(0.7)-Loss on sale of business--12.1-Foreign exchange gain, net(4.8)(2.1)(7.7)(116.1)Other (0.5)(0.5)(2.1)(0.5)Total Adjusted EBITDA 147.6$ 140.0$ 462.5$ 433.7$ Three months ended September 30,Nine months ended September 30,

Q3 Reconciliation of Pre-Tax Income to Adjusted EBITDA by Segment

($ in millions)	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Groupe Novasep	Specialty Compounds	Electronics	Corporate	Consolidated
3rd Quarter, Yr 2006									
Income (loss) before taxes and minority interest	$ 26.6	$ 14.4	$ 6.5	$ 8.9	$ 1.9	$ (1.1)	$ 6.1	$ (32.9)	$ 30.4
Interest expense, net	9.7	3.7	7.3	7.8	3.8	7.1	0.1	21.3	60.8
Depreciation and amortization	11.7	11.8	9.5	8.3	8.2	1.9	3.7	1.0	56.1
Restructuring and related charges	0.6	0.3	-	0.6	-	-	0.2	-	1.7
CCA litigation defense costs	-	0.3	-	-	-	-	-	-	0.3
Systems/organization establishment expenses	(0.2)	0.6	-	0.4	-	0.3	-	2.1	3.2
Cancelled acquisition and disposal costs	0.1	-	-	-	-	-	-	0.3	0.4
Losses (gains) related to asset sales	0.3	0.1	-	(0.1)	-	-	-	(0.3)	-
Foreign exchange loss (gain), net	0.2	-	-	-	-	-	(0.5)	(4.5)	(4.8)
Other	-	0.1	(0.1)	(0.1)	-	-	-	(0.4)	(0.5)
Total Adjusted EBITDA	$ 49.0	$ 31.3	$ 23.2	$ 25.8	$ 13.9	$ 8.2	$ 9.6	$ (13.4)	$ 147.6
3rd Quarter, Yr 2005									
Income (loss) before taxes and minority interest	$ 25.0	$ 19.2	$ 4.9	$ 8.2	$ (0.8)	$ 5.3	$ 2.9	$ (67.8)	$ (3.1)
Interest expense, net	5.2	6.9	7.8	8.3	4.0	(0.7)	1.5	22.4	55.4
Depreciation and amortization	9.8	7.9	8.8	7.4	9.1	1.4	4.2	0.9	49.5
Restructuring and related charges	0.5	1.5	-	0.6	0.2	-	0.1	-	2.9
CCA litigation defense costs	-	-	-	-	-	-	-	(0.1)	(0.1)
Systems/organization establishment expenses	-	0.3	-	-	-	-	-	1.1	1.4
Cancelled acquisition and disposal costs	-	-	-	-	-	-	-	-	-
Inventory write-up reversal	-	-	-	-	-	-	-	-	-
Management services agreement termination fee	-	-	-	-	-	-	-	10.0	10.0
Loss on early extinguishment of debt	-	1.1	-	-	-	0.6	0.3	24.6	26.6
Foreign exchange loss (gain), net	0.3	-	-	-	(0.2)	-	(1.3)	(0.9)	(2.1)
Other	-	-	-	-	-	-	-	(0.5)	(0.5)
Total Adjusted EBITDA	$ 40.8	$ 36.9	$ 21.5	$ 24.5	$ 12.3	$ 6.6	$ 7.7	$ (10.3)	$ 140.0

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ROCKWOOD HOLDINGS, INC. 35

YTD Reconciliation of Pre-Tax Income to Adjusted EBITDA by Segment

($in millions)	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Groupe Novasep	Specialty Compounds	Electronics	Corporate	Consolidated
September YTD, Yr 2006									
Income (loss) before taxes and minority interest	$ 81.8	$ 60.2	$ 18.3	$ 25.3	$ 3.3	$ 10.6	$ 13.8	$ (79.5)	$ 133.8
Interest expense, net	32.1	11.3	21.5	23.3	10.9	7.0	0.9	40.7	147.7
Depreciation and amortization	34.8	32.1	27.8	24.7	24.3	6.2	12.3	3.0	165.2
Restructuring and related charges	1.1	1.1	-	0.6	-	-	1.1	-	3.9
CCA litigation defense costs	-	0.8	-	-	-	-	-	-	0.8
Systems/organization establishment expenses	(0.1)	1.0	-	0.7	-	0.3	-	5.4	7.3
Cancelled acquisition and disposal costs	1.0	-	-	-	-	-	-	0.3	1.3
Inventory write-up reversal	-	0.8	-	0.1	-	-	-	-	0.9
(Gains) losses related to asset sales	0.3	-	-	-	(0.3)	-	-	(0.7)	(0.7)
Loss on sale of business	-	-	-	-	12.1	-	-	-	12.1
Foreign exchange loss (gain), net	0.4	0.1	-	-	(0.7)	-	(0.2)	(7.3)	(7.7)
Other	(0.3)	-	(1.7)	0.3	-	-	-	(0.4)	(2.1)
Total Adjusted EBITDA	$ 151.1	$ 107.4	$ 65.9	$ 75.0	$ 49.6	$ 24.1	$ 27.9	$ (38.5)	$ 462.5
September YTD, Yr 2005									
Income (loss) before taxes and minority interest	$ 69.0	$ 66.3	$ 12.9	$ 20.7	$ (7.0)	$ 17.2	$ 4.4	$ (19.7)	$ 163.8
Interest expense, net	27.0	20.6	24.1	26.4	11.8	(0.8)	4.0	64.5	177.6
Depreciation and amortization	33.8	24.6	27.5	22.2	27.1	4.3	12.5	2.7	154.7
Restructuring and related charges	1.6	4.7	-	0.6	0.2	-	2.1	-	9.2
CCA litigation defense costs	-	1.3	-	-	-	-	-	0.1	1.4
Systems/organization establishment expenses	-	0.3	-	-	-	-	-	3.0	3.3
Cancelled acquisition and disposal costs	-	0.2	-	-	-	-	-	0.4	0.6
Inventory write-up reversal	-	-	-	-	3.1	-	-	-	3.1
Management services agreement termination fee	-	-	-	-	-	-	-	10.0	10.0
Loss on early extinguishment of debt	-	1.1	-	-	-	0.6	0.3	24.6	26.6
Foreign exchange loss (gain), net	1.8	(0.8)	-	0.1	0.1	-	(2.8)	(114.5)	(116.1)
Other	-	-	-	-	-	-	-	(0.5)	(0.5)
Total Adjusted EBITDA	$ 133.2	$ 118.3	$ 64.5	$ 70.0	$ 35.3	$ 21.3	$ 20.5	$ (29.4)	$ 433.7

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ROCKWOOD HOLDINGS, INC. 36

Consolidated Reconciliation of Net Cash to Adj. EBITDA ($ in millions)20062005Net cash provided by operating activities 246.7$ 198.9$ Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions 33.216.7Current portion of income tax provision 24.234.0Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 146.9157.8Restructuring and related charges 3.99.2CCA litigation defense costs0.81.4Systems/organization establishment expenses 7.33.3Cancelled acquisition and disposal costs 1.30.6Inventory write-up reversal0.93.1Management services agreement termination fee-10.0Bad debt provision (0.6)(0.8)Other (2.1)(0.5)Total Adjusted EBITDA462.5$ 433.7$ Nine months ended September 30,

FX impact on Results

($ in millions)	Change: Three months ended September 30, 2006 versus 2005				Change: Nine months ended September 30, 2006 versus 2005			
	Total	% Change	FX Effect	Organic	Total	% Change	FX Effect	Organic
Statement of operations data:								
Net sales:								
Specialty Chemicals	$ 22.9	11.3 %	$ 5.2	$ 17.7	$ 43.3	6.7 %	$ (9.0)	$ 52.3
Performance Additives	21.7	12.7	2.3	19.4	67.4	13.0	(2.1)	69.5
Titanium Dioxide Pigments	4.6	4.3	4.8	(0.2)	10.1	3.2	(5.6)	15.7
Advanced Ceramics	0.3	0.3	3.7	(3.4)	2.7	1.0	(3.5)	6.2
Groupe Novasep	(4.8)	(5.2)	3.7	(8.5)	(19.9)	(7.1)	(4.8)	(15.1)
Specialty Compounds	4.5	7.8	0.9	3.6	13.6	7.6	0.2	13.4
Electronics	6.1	13.0	0.8	5.3	19.4	14.4	(1.2)	20.6
Total Net Sales	**55.3**	**7.2**	**21.4**	**33.9**	**136.6**	**5.8**	**(26.0)**	**162.6**
Adjusted EBITDA:								
Specialty Chemicals	$ 8.2	20.1 %	$ 1.0	$ 7.2	17.9	13.4 %	$ (2.0)	$ 19.9
Performance Additives	(5.6)	(15.2)	0.4	(6.0)	(10.9)	(9.2)	(0.5)	(10.4)
Titanium Dioxide Pigments	1.7	7.9	1.1	0.6	1.4	2.2	(0.9)	2.3
Advanced Ceramics	1.3	5.3	1.1	0.2	5.0	7.1	(0.9)	5.9
Groupe Novasep	1.6	13.0	0.5	1.1	14.3	40.5	(1.0)	15.3
Specialty Compounds	1.6	24.2	0.2	1.4	2.8	13.1	0.1	2.7
Electronics	1.9	24.7	0.1	1.8	7.4	36.1	(0.2)	7.6
Corporate costs and eliminations	(3.1)	(30.1)	(0.2)	(2.9)	(9.1)	(31.0)	0.1	(9.2)
Total Adjusted EBITDA	**$ 7.6**	**5.4 %**	**$ 4.2**	**$ 3.4**	**$ 28.8**	**6.6 %**	**$ (5.3)**	**$ 34.1**

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ROCKWOOD HOLDINGS, INC. 38

Depreciation and Amortization Quarter 4 depreciation and amortization estimate based on 9/30/2006 ending balance sheet Euro/US$ rate of 1.27. $0.10 change in Euro/$US exchange rates translate to approximately $3.3M of impact on total depreciation and amortization each quarter. ($M)Quarter 1 ActualQuarter 2 ActualQuarter 3 ActualQuarter 4 EstimateFull Year EstimateDepreciation139.140.939.942.6162.5Amortization113.016.116.015.961.0Total Depreciation and Amortization52.157.055.958.5223.5